Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888)503-5753

For Immediate Release

Friday, April 27, 2018

Tompkins Financial Corporation Reports Record First Quarter Earnings.

ITHACA, NY - Tompkins Financial Corporation (NYSE American: TMP)

Tompkins Financial Corporation reported net income of $20.4 million for the first quarter of 2018, an increase of 30.0% from the $15.7 million reported for the same period in 2017. Diluted earnings per share were $1.33 for the first quarter of 2018, a 29.1% increase from $1.03 reported for the first quarter of 2017.

President and CEO, Stephen S. Romaine said “We are excited to start 2018 with very strong earnings growth. Solid loan growth, an improved net interest margin, and higher fee income all contributed to earnings improvement over the prior year. Our first quarter earnings also benefited from a lower tax rate in 2018.”

Selected highlights for first quarter:

•	Diluted earnings per share of $1.33 represent the best quarterly earnings in Company history, and are up 29.1% over the same period in 2017

•	Net interest income of $52.7 million was up 9.7% compared to the first quarter of 2017

•	Total loans of $4.7 billion were up 9.5% over the same period in 2017, and are up 0.8% compared to December 31, 2017

•	Total deposits of $4.9 billion reflect an increase of 1.6% over the same period last year, and are up 1.9% from December 31, 2017

NET INTEREST INCOME

Net interest income of $52.7 million for the first quarter of 2018 increased by $4.7 million, or 9.7% compared to the same period in 2017, and was up 1.4% compared to the fourth quarter of 2017. The increase in net interest income over prior year benefited from a 10.0% increase in average loans and a 13.7% increase in average noninterest-bearing deposits when compared to the same period in 2017. Net interest income was also positively impacted by reduced interest expense on time deposits, which benefited from accelerated accretion of purchase accounting deposit discounts from certain VIST acquired deposits. The net interest margin was 3.42% for the first quarter of 2018, up from 3.38% for the first quarter of 2017, and in line with the fourth quarter of 2017.

NONINTEREST INCOME

Noninterest income represented 25.3% of total revenues in the first quarter of 2018, compared to 26.4% in the same period in 2017, and 25.0% for the most recent prior quarter. Noninterest income of $17.8 million was up 3.4% compared to the same period last year, and up 3.0% over the fourth quarter of 2017. Contributing to the increase was fee based income related to insurance and investment services, card services and deposit account fees which improved a combined 5.5% over the same period in 2017.

NONINTEREST EXPENSE

Noninterest expense was $43.7 million for the first quarter of 2018, which was up 5.7% from the same period in 2017, and down 5.5% compared to the fourth quarter of 2017. The increase in noninterest expense was mainly related to higher salaries and wages in the first quarter of 2018. Other operating expenses in the fourth quarter of 2017 included $2.7 million related to a write off of a historic tax credit investment.

INCOME TAX EXPENSE

The Company’s effective tax rate was 22.0% in the first quarter of 2018, compared to 31.9% for the same period in 2017. The decrease is a direct result of The Tax Cuts and Jobs Act of 2017, which reduced the Federal statutory tax rate from 35% in 2017, to 21% in 2018.

ASSET QUALITY

Asset quality trends remained strong in the first quarter of 2018. Nonperforming assets represented 0.41% of total assets at March 31, 2018, up slightly from 0.38% at December 31, 2017. Nonperforming asset levels continue to be below the most recent Federal Reserve Board Peer Group Average1 of 0.63%.

Provision for loan and lease losses was $567,000 for the first quarter of 2018, down from $769,000 reported for the first quarter of 2017. Net charge-offs for the first quarter of 2018 were $127,000 compared to $358,000 reported in the first quarter of 2017.

The Company’s allowance for originated loan and lease losses totaled $40.1 million at March 31, 2018, and represented 0.91% of total originated loans and leases at March 31, 2018, compared to 0.92% at March 31, 2017. The total allowance represented 159.34% of total nonperforming loans and leases at March 31, 2018, down from 180.02% at March 31, 2017, and 172.84% at December 31, 2017.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. The ratio of tangible common equity to tangible assets was 7.29% at March 31, 2018, improved from the 7.24% reported for the most recent prior quarter ended December 31, 2017, and down from 7.44% at March 31, 2017.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

The statements made herein shall not confer upon any person any rights or remedies of any nature, and shall not be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement, nor to alter any existing at-will employment relationship between the Company and its employees.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	03/31/2018	12/31/2017

Cash and noninterest bearing balances due from banks	$66,396	$77,688
Interest bearing balances due from banks	1,706	6,615
Cash and Cash Equivalents	68,102	84,303

Available-for-sale securities, at fair value (amortized cost of $1,408,360 at March 31,
2018 and $1,409,996 at December 31, 2017)	1,371,664	1,392,775
Held-to-maturity securities, at amortized cost (fair value of $137,843 at March 31, 2018
and $140,315 at December 31, 2017)	139,131	139,216
Originated loans and leases, net of unearned income and deferred costs and fees (2)	4,408,081	4,358,543
Acquired loans (3)	296,765	310,577
Less: Allowance for loan and lease losses	40,211	39,771
Net Loans and Leases	4,664,635	4,629,349

Federal Home Loan Bank and other stock	47,019	50,498
Bank premises and equipment, net	92,139	86,995
Corporate owned life insurance	80,623	80,106
Goodwill	92,291	92,291
Other intangible assets, net	8,791	9,263
Accrued interest and other assets	83,732	83,494
Total Assets	$6,648,128	$6,648,290

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,893,619	2,651,632
Time	685,600	748,250
Noninterest bearing	1,350,684	1,437,925
Total Deposits	4,929,903	4,837,807

Federal funds purchased and securities sold under agreements to repurchase	69,131	75,177
Other borrowings	995,074	1,071,742
Trust preferred debentures	16,734	16,691
Other liabilities	57,875	70,671
Total Liabilities	$6,068,717	$6,072,088
EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
15,321,245 at March 31, 2018; and 15,301,524 at December 31, 2017	1,532	1,530
Additional paid-in capital	366,666	364,031
Retained earnings	279,895	265,007
Accumulated other comprehensive loss	(65,682)	(51,296)
Treasury stock, at cost – 116,587 shares at March 31,2018, and 120,805 shares
at December 31, 2017	(4,444)	(4,492)

Total Tompkins Financial Corporation Shareholders’ Equity	577,967	574,780
Noncontrolling interests	1,444	1,422
Total Equity	$579,411	$576,202
Total Liabilities and Equity	$6,648,128	$6,648,290

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended
(In thousands, except per share data) (Unaudited)	03/31/2018	03/31/2017
INTEREST AND DIVIDEND INCOME
Loans	$50,894	$44,951
Due from banks	7	2
Available-for-sale securities	7,644	7,322
Held-to-maturity securities	858	878
Federal Home Loan Bank and other stock	737	468
Total Interest and Dividend Income	60,140	53,621
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	(14)	441
Other deposits	2,783	2,347
Federal funds purchased and securities sold under agreements to
repurchase	46	108
Trust preferred debentures	279	367
Other borrowings	4,359	2,324
Total Interest Expense	7,453	5,587
Net Interest Income	52,687	48,034
Less: Provision for loan and lease losses	567	769
Net Interest Income After Provision for Loan and Lease Losses	52,120	47,265
NONINTEREST INCOME
Insurance commissions and fees	7,394	7,118
Investment services income	4,246	3,791
Service charges on deposit accounts	2,132	2,167
Card services income	2,146	2,009
Other income	1,788	2,155
(Loss)/gain on sale of available-for-sale securities	124	0
Total Noninterest Income	17,830	17,240
NONINTEREST EXPENSE
Salaries and wages	20,998	19,635
Other employee benefits	5,376	5,634
Net occupancy expense of premises	3,646	3,511
Furniture and fixture expense	1,975	1,597
FDIC insurance	667	538
Amortization of intangible assets	451	493
Other operating expense	10,608	9,960
Total Noninterest Expenses	43,721	41,368
Income Before Income Tax Expense	26,229	23,137
Income Tax Expense	5,761	7,388
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	20,468	15,749
Less: Net income attributable to noncontrolling interests	32	32
Net Income Attributable to Tompkins Financial Corporation	$20,436	$15,717
Basic Earnings Per Share	$1.34	$1.04
Diluted Earnings Per Share	$1.33	$1.03

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Quarter Ended
	March 31, 2018			March 31, 2017
	Average			Average
	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$2,565	$7	1.11%	$5,214	$2	0.16%
Securities (4)
U.S. Government securities	1,454,229	7,954	2.22%	1,479,516	7,659	2.10%
State and municipal (5)	99,766	643	2.61%	100,698	840	3.38%
Other securities (5)	3,571	35	3.97%	3,613	31	3.48%
Total securities	1,557,566	8,632	2.25%	1,583,827	8,530	2.18%
FHLBNY and FRB stock	49,509	737	6.04%	38,105	468	4.98%

Total loans and leases, net of unearned income (5)(6)	4,688,087	51,229	4.43%	4,263,799	45,675	4.34%
Total interest-earning assets	6,297,727	60,605	3.90%	5,890,945	54,674	3.76%

Other assets	355,036			350,443

Total assets	$6,652,763			$6,241,388

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	$2,796,197	1,646	0.24%	$2,664,848	1,061	0.16%
Time deposits	717,617	1,123	0.63%	869,949	1,727	0.81%
Total interest-bearing deposits	3,513,814	2,769	0.32%	3,534,797	2,788	0.32%

Federal funds purchased & securities sold under
agreements to repurchase	75,167	46	0.25%	77,980	108	0.56%
Other borrowings	1,053,311	4,359	1.68%	791,136	2,324	1.19%
Trust preferred debentures	16,706	279	6.77%	23,588	367	6.31%
Total interest-bearing liabilities	4,658,998	7,453	0.65%	4,427,501	5,587	0.51%

Noninterest bearing deposits	1,351,307			1,188,567
Accrued expenses and other liabilities	67,495			69,423
Total liabilities	6,077,800			5,685,491

Tompkins Financial Corporation Shareholders’ equity	573,536			554,428
Noncontrolling interest	1,427			1,469
Total equity	574,963			555,897

Total liabilities and equity	$6,652,763			$6,241,388
Interest rate spread			3.25%			3.25%
Net interest income/margin on earning assets		53,152	3.42%		49,088	3.38%

Tax Equivalent Adjustment		(465)			(1,054)

Net interest income per consolidated financial statements		$52,687			$48,034

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)
	Quarter-Ended					Year-Ended
Period End Balance Sheet	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Dec-17
Securities	$1,510,795	$1,531,991	$1,546,199	$1,564,865	$1,569,068	$1,531,991
Originated loans and leases, net of unearned income and deferred costs and fees (2)	4,408,081	4,358,543	4,167,254	4,070,755	3,922,413	4,358,543
Acquired loans and leases (3)	296,765	310,577	323,259	347,841	375,380	310,577
Allowance for loan and lease losses	40,211	39,771	38,038	37,157	36,166	39,771
Total assets	6,648,128	6,648,290	6,524,060	6,415,012	6,280,047	6,648,290
Total deposits	4,929,903	4,837,807	4,943,944	4,750,722	4,850,585	4,837,807
Federal funds purchased and securities sold under agreements to repurchase	69,131	75,177	73,874	50,360	70,716	75,177
Other borrowings	995,074	1,071,742	834,574	952,035	717,285	1,071,742
Trust preferred debentures	16,734	16,691	16,648	16,605	16,562	16,691
Total common equity	577,967	574,780	588,349	575,428	562,064	574,780
Total equity	579,411	576,202	589,868	576,915	563,518	576,202

Average Balance Sheet
Average earning assets	$6,297,727	$6,159,396	$6,072,269	$5,970,653	$5,890,945	$6,024,186
Average assets	6,652,763	6,552,414	6,430,497	6,329,847	6,241,388	6,389,504
Average interest-bearing liabilities	4,658,998	4,500,649	4,463,606	4,474,860	4,427,501	4,466,846
Average equity	574,963	593,956	586,671	572,741	555,893	577,446

Share data
Weighted average shares outstanding (basic)	15,013,478	14,988,542	14,966,231	14,944,934	14,900,938	14,950,432
Weighted average shares outstanding (diluted)	15,112,518	15,103,906	15,078,555	15,066,861	15,042,614	15,073,255
Period-end shares outstanding	15,285,335	15,265,614	15,202.444	15,189.453	15,181.198	15,265,614
Common equity book value per share	$37.81	$37.65	$38.70	$37.88	$37.02	$37.65
Tangible book value per share (Non-GAAP)	$31.24	$31.04	$32.03	$31.18	$30.28	$31.04

Income Statement
Net interest income	$52,687	$51,969	$51,000	$50,301	$48,034	$201,304
Provision for loan/lease losses	567	2,014	402	976	769	4,161
Noninterest income	17,830	17,312	17,202	17,450	17,240	69,204
Noninterest expense	43,721	46,286	41,883	41,568	41,368	171,105
Income tax expense	5,761	18,493	8,491	8,248	7,388	42,620
Net income attributable to Tompkins Financial Corporation	20,436	2,457	17,394	16,926	15,717	52,494
Noncontrolling interests	32	31	32	33	32	128
Basic earnings per share (8)	$1.34	$0.16	$1.14	$1.11	$1.04	$3.46
Diluted earnings per share (8)	$1.33	$0.16	$1.14	$1.11	$1.03	$3.43

Nonperforming Assets
Originated nonaccrual loans and leases	$18,429	$16,253	$15,667	$14,284	$13,786	$16,253
Acquired nonaccrual loans and leases	3,352	3,264	3,152	2,903	3,356	3,264
Originated loans and leases 90 days past due and accruing	0	44	0	639	0	44
Troubled debt restructurings not included above	3,455	3,449	3,541	2,980	2,948	3,449
Total nonperforming loans and leases	25,236	23,010	22,360	20,806	20,090	23,010
OREO	2,047	2,047	2,030	2,331	2,520	2,047
Total nonperforming assets	$27,283	$25,057	$24,390	$23,137	$22,610	$25,057

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

	Quarter-Ended					Year-Ended
Delinquency - Originated loan and lease portfolio	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Dec-17
Loans and leases 30-89 days past due and accruing (2)	$6,513	$6,791	$5,567	$6,188	$5,462	$6,791
Loans and leases 90 days past due and accruing (2)	0	44	0	639	0	44
Total originated loans and leases past due and accruing (2)	6,513	6,835	5,567	6,827	5,462	6,835

Delinquency - Acquired loan and lease portfolio
Loans 30-89 days past due and accruing (3)(7)	$823	$1,256	$2,857	$751	$907	$1,256
Loans 90 days or more past due	1,077	1,146	1,306	2,581	2,701	1,146
Total acquired loans and leases past due and accruing	1,900	2,402	4,163	3,332	3,608	2,402
Total loans and leases past due and accruing	$8,413	$9,237	$9,730	$10,159	$9,070	$9,237

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period	$39,686	$37,903	$36,960	$35,915	$35,598	$35,598
Provision for loan and lease losses	609	1,849	931	846	602	4,428
Net loan and lease (recoveries) charge-offs	187	66	(12)	(199)	285	140
Allowance for loan and lease losses (originated
loan portfolio) - balance at end of period	$40,107	$39,686	$37,903	$36,960	$35,915	$39,686

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period	$85	$135	$197	$251	$157	$157
Provision (credit) for loan and lease losses	(41)	165	(529)	130	167	(67)
Net loan and lease (recoveries) charge-offs	(60)	215	(467)	184	73	5
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period	104	85	135	197	251	85

Total allowance for loan and lease losses	$40,211	$39,771	$38,038	$37,157	$36,166	$39,771

Loan Classification - Originated Portfolio
Special Mention	$34,546	$46,074	$50,423	$38,488	$18,861	$46,074
Substandard	35,746	20,584	20,532	19,532	20,909	20,584
Loan Classification - Acquired Portfolio
Special Mention	476	525	539	547	519	525
Substandard	3,468	5,355	8,193	8,796	9,628	5,355
Loan Classifications - Total Portfolio
Special Mention	35,022	46,599	50,962	39,035	19,380	46,599
Substandard	39,214	25,939	28,725	28,328	30,537	25,939

Ratio Analysis

Credit Quality
Nonperforming loans and leases/total loans and leases (7)	0.54%	0.49%	0.50%	0.47%	0.47%	0.49%
Nonperforming assets/total assets	0.41%	0.38%	0.37%	0.36%	0.36%	0.38%
Allowance for originated loan and lease losses/total originated loans and leases	0.91%	0.91%	0.91%	0.91%	0.92%	0.91%
Allowance/nonperforming loans and leases	159.34%	172.84%	170.12%	178.59%	180.02%	172.84%
Net loan and lease losses (recoveries) annualized/total average loans and leases	0.01%	0.02%	(0.04)%	0.00%	0.03%	0.00%

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

	Quarter-Ended					Year-Ended
Capital Adequacy (period-end)	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Dec-17
Tangible common equity/tangible assets	7.29%	7.24%	7.58%	7.50%	7.44%	7.24%

Profitability
Return on average assets *	1.25%	0.15%	1.07%	1.07%	1.02%	0.82%
Return on average equity *	14.41%	1.64%	11.77%	11.85%	11.47%	9.09%
Net interest margin (TE) *	3.42%	3.42%	3.40%	3.45%	3.38%	3.41%
* Quarterly ratios have been annualized

Non-GAAP Measures

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See "Tompkins Financial Corporation - Summary Financial Data (Unaudited)" tables for Non-GAAP related calculations.

Non-GAAP Disclosure - Adjusted Diluted Earnings Per Share
	Quarter-Ended					Year-Ended
	Mar-18	Dec-17	Sep-17	Jun-17	Mar-17	Dec-17
Net income available to common shareholders	$20,436	$2,457	$17,394	$16,926	$15,717	$52,494
Less: Income attributable to unvested stock-based compensation awards	351	26	266	266	260	818
Tangible common equity	20,085	2,431	17,128	16,660	15,457	51,676
Remeasurement of net deferred taxes	0	14,944	0	0	0	14,994
Net income (Non-GAAP)	20,085	17,375	17,128	16,660	15,457	66,620
Weighted average shares outstanding (diluted)	15,112,518	15,103,906	15,078,555	15,066,861	15,042,614	15,073,255
Adjusted diluted earnings per share (Non-GAAP)	$1.33	$1.15	$1.14	$1.11	$1.03	$4.42

Non-GAAP Disclosure - Tangible Book Value Per Share
Total common equity	$577,967	$574,780	$588,349	$575,428	$562,064	$574,780
Less: Goodwill and intangibles (9)	100,436	100,887	101,360	101,840	102,326	100,887
Tangible common equity	477,531	473,893	486,989	473,588	459,738	473,893
Ending shares outstanding	15,285,335	15,265,614	15,202,444	15,189,453	15,181,198	15,265,614
Tangible book value per share (Non-GAAP)	$31.24	$31.04	$32.03	$31.18	$30.28	$31.04

(1) Federal Reserve peer ratio as of December 31, 2017, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

(2) “Originated” equals loans and leases not included by definition in “acquired loans".

(3) “Acquired Loans and Leases” equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805.

(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.

(5) Interest income includes the tax effects of taxable-equivalent basis.

(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2017.

(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.

(8)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares

(9) “Goodwill and intangibles” equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.